NUVEEN MULTI-ASSET INCOME FUND

SUPPLEMENT DATED APRIL 18, 2019

TO THE SUMMARY PROSPECTUS DATED NOVEMBER 30, 2018

Nuveen Multi-Asset Income Fund will be liquidated after the close of business on May 17, 2019.

Effective April 30, 2019, the fund will stop accepting purchases from new investors and existing shareholders, except that defined contribution retirement plans that hold fund shares as of today may continue to purchase fund shares until May 13, 2019. Existing shareholders may continue to reinvest dividends and capital gains distributions received from the fund. The fund reserves the right to modify the extent to which sales of shares are limited prior to the fund’s liquidation. After the close of business on May 17, 2019, the fund will liquidate any remaining shareholder accounts and will send shareholders the proceeds of the liquidation.

PLEASE KEEP THIS WITH YOUR SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-MAIS-0419P